UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 15, 2003


                              Jefferies Group, Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                      1-14947               95-4719745
---------------------------------- -------------------------- ------------------
  (State or other jurisdiction of   (Commission File Number)    (IRS Employer
           incorporation)                                    Identification No.)


520 Madison Avenue, 12th Floor,  New York, New York           10022
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: 212-284-2550


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.


On April 15, 2003, Jefferies Group, Inc. issued a press release announcing financial results for the quarter ended March 28, 2003. Information provided is being provided under Item 12 of Form 8-K, "Results of Operations and Financial Condition."


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Jefferies Group, Inc.


Date: April 15, 2003                           /s/ Judith K. Otamura-Kester
                                              -----------------------------
                                                Judith K. Otamura-Kester
                                                Assistant Secretary



                                INDEX TO EXHIBITS



Exhibit No.       Description
-------------     ----------------
         99       April 15, 2003 press release issued by Jefferies Group, Inc.